UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2009

_______________________

BRUNSWICK CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-01043	36-0848180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 N. Field Court, Lake Forest, Illinois		60045-4811
(Address of Principal Executive Offices)		(Zip Code)

(847) 735-4700
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
Effective at the Annual Meeting (the "Annual Meeting") of Shareholders of Brunswick Corporation (the "Company") on May 6, 2009, Mr. Michael J. Callahan retired from the Company's Board of Directors (the "Board") with immediate effect in accordance with the Company's mandatory retirement policy for directors.

(e)
At the Annual Meeting, the shareholders of the Company approved an amendment to the Company’s 2003 Stock Incentive Plan (the “Plan”) increasing the aggregate number of shares of the Company’s Common Stock reserved under the Plan from 8,000,000 to 13,000,000.  The Board had previously adopted such amendment, subject to shareholder approval.  For a description of the Plan, (which reflects the increase in shares reserved under the Plan as well as other amendments to the Plan primarily of an administrative nature that were previously adopted by the Board or the Human Resources and Compensation Committee of the Board pursuant to their authority under the Plan (the “Amendments”)), see the Company’s definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 25, 2009, which is included as Exhibit 10.1 to this report and is incorporated by reference herein. A copy of the Plan (including the Amendments) was attached as Appendix I to the Proxy Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description of Exhibit

10.1
Description of the Brunswick Corporation 2003 Stock Incentive Plan (incorporated by reference to Proposal No. 2 of the Company’s Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 25, 2009).

10.2	Brunswick Corporation 2003 Stock Incentive Plan (incorporated by reference to Appendix I of the Company’s Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 25, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRUNSWICK CORPORATION

Dated: May 6, 2009	By:	/s/LLOYD C. CHATFIELD II
Name: Lloyd C. Chatfield II
Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX:

Exhibit No.	Description of Exhibit

10.1
Description of the Brunswick Corporation 2003 Stock Incentive Plan (incorporated by reference to Proposal No. 2 of the Company’s Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 25, 2009).

10.2
Brunswick Corporation 2003 Stock Incentive Plan (incorporated by reference to Appendix I of the Company’s Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 25, 2009).